SECURITIES & EXCHANGE COMMISSION

                                Washington, D.C.

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

                     THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 14, 2004

                               AEP INDUSTRIES INC.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                    0-14450                 22-1916107
(Jurisdiction of Incorporation) (Commission File Number)     (I.R.S. Employer
                                                          Identification Number)

     125 Phillips Avenue, South Hackensack, New Jersey             07606
     (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's Telephone Number, Including Area Code: (201) 641-6600

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Item 12. Results of Operations and Financial Condition

On June 14, 2004, AEP Industries Inc. (the "Company") issued a press release reporting its fiscal 2004 second quarter and six months results of operations. The release is attached and being furnished as Exhibit 99.1.

                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------
99.1        Press release reporting fiscal 2004-second quarter and six months results of operations

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AEP INDUSTRIES INC.

Dated: June 14, 2004                          By /s/ Lawrence R. Noll
                                                 -------------------------------
                                              Name:  Lawrence R. Noll
                                              Title: Vice President & Controller